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                                                                    EXHIBIT 99.1

NEWS RELEASE

BROADCOM BUSINESS MEDIA CONTACTS            BROADCOM FINANCIAL ANALYST CONTACT
Bill Blanning or Eileen Algaze              William Ruehle
Corporate Communications Dept.              Vice President and
949-450-8700                                Chief Financial Officer
blanning@broadcom.com                       949-450-8700
ealgaze@broadcom.com                        billr@broadcom.com

STELLAR SEMICONDUCTOR CONTACT
Alex Aali
Director of Business Development
408-955-9663
aali@stellarsemi.com

              BROADCOM CORPORATION ACQUIRES STELLAR SEMICONDUCTOR,
                  A LEADING DEVELOPER OF 3D GRAPHICS TECHNOLOGY

               Broadcom to enable low-cost, high-end, 3D games for
                  digital set-top boxes and Internet appliances

IRVINE, Calif. and SAN JOSE, Calif. - March 1, 2000 - Broadcom Corporation (Nasdaq: BRCM), the leading provider of integrated circuits enabling high-speed broadband communications to and throughout the home and business, today announced that it has acquired Stellar Semiconductor, Inc., a Silicon Valley developer of 3D graphics technology. The acquisition expands Broadcom's portfolio of graphics and digital video technologies and will enhance Broadcom's cost-effective, high-performance system solutions for set-top boxes, digital TVs and Internet appliances.

"This acquisition provides Broadcom with an important piece of technology required to deliver high-end 3D games to digital set-top boxes," said Dr. Henry
T. Nicholas III, President and CEO of Broadcom. "The cost-effectiveness of the Stellar 3D graphics technology will also enable and accelerate the development of handheld Internet appliances with photo-realistic images."

Stellar has developed a patented, 3D visual processing architecture called PixelSquirtTM that offers significant image quality and cost advantages over traditional 3D architectures. Unlike other architectures that render all the hidden and visible pixels in a scene, PixelSquirt renders only the final visible pixels. As a result, PixelSquirt requires up to 80 percent lower memory bandwidth and up to 66 percent smaller memory size than traditional architectures, significantly reducing system video memory cost. With optimized use of available memory, the processor offers 32-bit image quality using only 16-bit video memory. PixelSquirt is a highly scalable architecture that will allow Broadcom to address different price/performance market segments.

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"After working with Broadcom for nearly a year, we're excited about combining forces to address the burgeoning consumer digital entertainment market," said Sandeep Gupta, CEO of Stellar Semiconductor. "The combination of Broadcom's and Stellar's technology, design, production, and marketing will enable Broadcom to offer lower-cost system solutions with compelling visual processing capability."

In connection with the acquisition, under negotiation since late 1999, Broadcom issued 672,346 shares of its Class B Common Stock in exchange for all outstanding shares of Stellar's Preferred and Common Stock and reserved 112,877 additional shares of Class B Common Stock for issuance upon exercise of outstanding employee stock options and other rights. The share issuances were exempt from registration pursuant to section 3(a)(10) of the Securities Act of 1933, as amended. A portion of the shares issued will be held in escrow pursuant to the terms of the respective acquisition agreements, as well as various employee share repurchase agreements. (Share numbers shown reflect Broadcom's recent 2-for-1 stock split.)

The merger transaction will be accounted for as a pooling of interests. Broadcom's financial reports for the first fiscal quarter of 2000 (ending March
31) and prior periods will reflect the effects of the acquisition. The company expects to record a one-time charge in the first quarter to cover related expenses.

Shares of Broadcom's Class B Common Stock are identical to Broadcom Class A Common Stock except for certain voting rights, may be converted into Class A Common Stock at any time at the holder's option, and are automatically converted into Class A Common Stock upon sale and most other transfers. Broadcom's Class A Common Stock is traded on the Nasdaq National Market(R); the Class B Common Stock is not publicly traded.

ABOUT STELLAR SEMICONDUCTOR

Stellar Semiconductor, Inc. develops visual processing semiconductor intellectual property (SIP) cores for system-on-a-chip (SOC) applications in the consumer digital entertainment markets such as set-top boxes, handheld consumer devices, and internet appliances. Stellar employs 30 people in San Jose, Calif. and may be contacted at 408-955-9663 or at www.stellarsemi.com.

ABOUT BROADCOM

Broadcom Corporation is the leading provider of highly integrated silicon solutions that enable broadband digital transmission of voice, data and video content to and throughout the home and within the business enterprise. Using proprietary technologies and advanced design methodologies, the company designs, develops and supplies integrated circuits for a number of the most significant broadband communications markets, including the markets for cable set-top boxes, cable modems, high-speed office networks, home networking, Voice over Internet Protocol (VoIP), residential broadband gateways, direct broadcast satellite and terrestrial digital broadcast, and digital subscriber line (xDSL). Broadcom is headquartered in Irvine, Calif., and may be contacted at 949-450-8700 or at www.broadcom.com.

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SAFE HARBOR STATEMENT OF BROADCOM CORPORATION UNDER THE PRIVATE SECURITIES
LITIGATION REFORM ACT OF 1995:

This release may contain forward-looking statements based on our current expectations, estimates and projections about our industry, management's beliefs, and certain assumptions made by us. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," "may," "will" and variations of these words or similar expressions are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors.

Important factors that may cause such a difference for Broadcom in connection with the acquisition of Stellar Semiconductor include, but are not limited to, the risks inherent in acquisitions of technologies and businesses, including the timing and successful completion of technology and product development through volume production, integration issues, costs and unanticipated expenditures, changing relationships with customers, suppliers and strategic partners, potential contractual, intellectual property or employment issues, accounting treatment and charges, and the risks that the acquisition cannot be completed successfully or that anticipated benefits are not realized; the rate at which our present and future customers and end-users adopt Broadcom's technologies and products in the markets for visual processing; delays in the adoption and acceptance of industry standards in the foregoing markets; the timing of customer-industry qualification and certification of our products and the risks of non-qualification or non-certification; the timing, rescheduling or cancellation of significant customer orders; the loss of a key customer; the volume of our product sales and pricing concessions on volume sales; the qualification, availability and pricing of competing products and technologies and the resulting effects on sales and pricing of our products; silicon wafer pricing and the availability of foundry and assembly capacity and raw materials; intellectual property disputes and customer indemnification claims; our ability to specify, develop, complete, introduce, market and transition to volume production new products and technologies in a timely manner; the effects of new and emerging technologies; the effectiveness of our product cost reduction efforts; fluctuations in our manufacturing yields and other problems or delays in the fabrication, assembly, testing or delivery of our products; the risks of producing products with new suppliers and at new fabrication and assembly facilities; problems or delays that we may face in shifting our products to smaller geometry process technologies and in achieving higher levels of design integration; the risks and uncertainties associated with our international operations; our ability to retain and hire key executives, technical personnel and other employees in the numbers, with the capabilities, and at the compensation levels needed to implement our business and product plans; changes in our product or customer mix; the quality of our products and any remediation costs; the effects of natural disasters and other events beyond our control; the level of orders received that can be shipped in a fiscal quarter; potential business disruptions, claims, expenses and other difficulties resulting from "Year 2000" problems in computer-based systems used by us, our suppliers or our customers; general economic conditions and specific conditions in the markets we address; and other factors.

Our forthcoming Annual Report on Form 10-K, recent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss some of the important risk factors that may affect our business, results of operations and financial condition. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

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Broadcom(R), Stellar Semiconductor, PixelSquirt and the Broadcom pulse logo are trademarks of Broadcom Corporation and/or its subsidiaries in the United States and certain other countries. All other trademarks mentioned are the property of their respective owners.